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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): MARCH 11, 1998



                           IBIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)



 MASSACHUSETTS                        0-23150                   04-2987600
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS                     01923
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (978) 777-4247




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ITEM 5.   OTHER EVENTS.

     On March 11, 1998, the Registrant publicly disseminated a press release announcing that Mitsubishi Materials Corporation (Mitsubishi), through its Mitsubishi Materials Silicon Corporation subsidiary, has issued a letter of intent to purchase an Ibis 1000 oxygen implanter and has entered into discussions with the Registrant regarding a licensing agreement related to the Registrant's ADVANTOX SIMOX-SOI wafer product with exclusive rights to the Japanese and Asian markets. This letter of intent was previously disclosed in the Registrant's March 5, 1998 press release and in the Registrant's Form 8-K Current Report as filed with the Commission on March 6, 1998. The letter of intent was also reported in the March 10, 1998 issue of Nikkan Kougyo Shinbun Business and Technology. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

         99.1 The Registrant's Press Release dated March 11, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IBIS TECHNOLOGY CORPORATION
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                                        (Registrant)



Date: March 12, 1998                    /s/ Debra L. Nelson
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                                        Debra L. Nelson, Chief Financial
                                         Officer






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                                  EXHIBIT INDEX


Exhibit                                                           Sequential
Number              Description                                   Page Number
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99.1                The Registrant's Press Release                    5
                    dated March 11, 1998













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